UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2001

TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporatioin)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

250 North American Court, Houma, Louisiana 70363
(Address of principal executive offices) (Zip Code)

(504) 851-3833
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On February 9, 2001, the Registrant issued a press release announcing its earnings for the fourth quarter and full year ended December 31, 2000. This press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits
	99	Press release issued by the Registrant on February 9, 2001 announcing earnings for the fourth quarter and full year ended December 31, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     TRICO MARINE SERVICES, INC.

                                                                     By: /s/ Victor M. Perez
                                                                         Victor M. Perez
                                                                         Vice President, Chief Financial Officer,
                                                                         and Treasurer

Dated: February 9, 2000